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                             NEW IRELAND FUND LOGO

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                   COVER PHOTOGRAPH -- ST. COLMAN'S CATHEDRAL


                              THIRD QUARTER REPORT
                                  JULY 31, 2001

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           COVER PHOTOGRAPH -- ST. COLMAN'S CATHEDRAL, COBH, CO. CORK
                    Provided courtesy of Irish Tourist Board.


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                                CHAIRMAN'S LETTER

Dear Shareholder,

INTRODUCTION

     First of all, on behalf of the Board of Directors, officers and service providers of the Fund, I would like to offer sincere sympathies to our shareholders, and indeed to everyone across the United States and elsewhere in the World who were affected by the recent tragic events in New York, Washington and Pennsylvania.
     Since then, the value of the Fund itself has been impacted by the effect which these events have had on stock markets, not just here in the U.S. but also in Ireland and Europe. However, we have confidence that there will be a rebound as these economies recover from the immediate aftermath and as the actual impact on the U.S. economy is put into perspective.
     During the quarter, we finalised the name change of the Fund, which you will be aware of from the front cover. We believe that this new name more accurately reflects the investment policies we recently introduced, to take advantage of the significant changes that have taken place in the Irish economy in recent years. The name of the Fund's web site has also been changed and it may be accessed at www.newirelandfund.com
     In addition to the formal listing of the Fund's assets set out in this report, we have added a new page which contains a pie chart showing a breakout of the assets by sector and a separate chart listing the Fund's top 10 holdings. We believe these new charts will make it easier for shareholders to understand the make up of the Fund.
     During the quarter under review, we re-instituted implementation of the Share Repurchase Program which had been suspended during the Board's consideration of the new investment strategy. As volumes traded were light during the quarter, we were only able to repurchase 39,600 shares at a cost of $510,065. These repurchases positively impacted the Fund's Net Asset Value ("NAV") by 4 cents per share bringing the total impact of the Program since implementation to just over 31 cents per share or 1.72% of NAV. This Program, together with the new investment strategy, are also likely to have had a positive influence on the improvement we have seen in the level of the Fund's discount, since our last report.

PERFORMANCE

     The Fund's Net Asset Value declined by 6.4% in the quarter under review as weak returns from stocks, particularly in the technology and telecommunication sectors, impacted the performance of the Fund.
     In the quarter under review, the broad Irish equity market index (ISEQ) increased by 3.9% in Euro terms and 2.4% in U.S. dollar terms. The Davy Technology Index declined by 35.2% in US dollars over the same period.
     The Fund continues to balance the strategic desire to deepen its exposure to high-growth Irish companies with the difficult operating conditions in the technology and telecommunication sectors. In the face of clear structural

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difficulties  in these sectors,  we have made little  progress in increasing our
bias  towards  these   sectors.   However,   we   significantly   increased  our
shareholdings in the pharmaceutical sector during the quarter.

     We remain confident that the rationale for the Fund's strategy change remains valid and while the implementation of it is challenging, there is better value to be garnered for patient long-term investors now than in the boom period of 1999 and 2000.

ECONOMIC REVIEW

     There are growing signs that Ireland is experiencing a slowdown in economic growth as weak international economies and a sharp slowdown in the information technology sector impacts on business and consumer confidence. While the majority of economists still expect buoyant growth for Ireland in 2001 (by international standards), the key is the pace of the slowdown. In 1999 and 2000, Irish GDP increased by 10.8% and 11.5% respectively whereas for 2001, the Irish Central Bank predicts GDP growth will slow to 6.5%. While this rate of expansion is the envy of most international economies, the relatively rapid rate of decline is a concern.
     The European Central Bank was slow to reduce interest rates due to concerns over Euroland inflation, which has remained higher than expected. However, with continuing evidence of slower European growth and signs of a peaking of inflation we should see cuts in European interest rates and these, in turn, are likely to help Ireland's economy achieve a soft landing.
     It is hard to believe that less than twelve months ago concerns about the Irish economy centered on overheating and availability of labor. While headline economic growth rates above 5.0% normally paint a picture of a booming economy, there is little doubt that Ireland will struggle to adjust to a substantially lower rate of growth in light of weak international economies, a faltering technology sector and rising job insecurity.
     Having said this, it would also be a mistake to overstate the negatives and arguably this slowdown comes at a good time for Ireland, as there was concern about the effects of overheating on the sustainability of its economic success. Positive factors, which should support better than average economic growth, include the following:

  (BULLET) Strong Public Sector employment growth and spending - in particular, the National Development Plan will counterbalance a weaker private sector.

  (BULLET) Good demographics. Ireland will continue to generate relatively high rates of labor force growth.

  (BULLET)  Virtually full employment.

  (BULLET)  A fiscal surplus.

  (BULLET)  Declining Euroland interest rates.


EQUITY MARKET REVIEW
     As the following table highlights, the three months ended July 31, 2001 was another difficult quarter for global stock markets, particularly in the high-technology and telecommunication sectors.


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                                  QUARTER ENDED
                                  JULY 31, 2000
                                  -------------
                               LOCAL
                             CURRENCY        U.S. $
                             ---------      -------
Irish Equities (ISEQ)          +3.9%          +2.4%
Davy Technology Index         -35.9%         -35.2%

US Equities (S&P 500)          -3.1%          -3.1%
NASDAQ                         -4.2%          -4.2%
UK Equities                    -7.2%          -7.5%
Japanese Equities             -12.9%         -13.9%

Euroland Equities              -9.3%         -11.8%
Neuer Markt                   -33.0%         -34.5%
German Equities                -5.4%          -6.9%
French Equities                -9.8%         -11.3%
Dutch Equities                 -6.9%          -8.4%

     The bear market in technology sectors deepened in the quarter under review as hopes were dashed for a second-half recovery in terms of demand for key end-market products such as PCs, mobile phones and telecom equipment. In reality, for large and small companies exposed to these sectors, the quarter brought further profit warnings and more evidence that we are in the midst of a severe cyclical downturn in the sector. The downturn has its roots in the over-hyped demand in 1999 and 2000 and is being exacerbated by the global economic slowdown. The Fund has 8.2% of its assets in technology and technology related sectors and we will look to selectively and slowly build positions in some of our existing holdings, and others, as operating conditions improve later in 2001 and more probably in 2002. As highlighted earlier, we have made little progress in increasing our exposure to the technology and telecommunication sectors but have increased shareholdings in the pharmaceutical sector.
     Outside of the technology sector, the following were the key developments over the quarter:

  (BULLET) We increased our shareholdings in both Elan and Galen as we become more confident both in product pipeline developments and respective valuations of these pharmaceutical stocks.

  (BULLET) We disposed of our shareholdings in Abbey and IWP and significantly reduced our shareholding in Smurfit. These portfolio changes are consistent with the longer-term investment strategy of the Fund.

  (BULLET) Kerry announced and completed the acquisition of Golden Vale, which will give a welcome boost to earnings momentum in Kerry given its difficulties in sourcing a deal of scale, internationally.

     As we write this letter in the immediate aftermath of the attacks on New York City and Washington, the mood in capital markets is bleak and the temptation is to run for cover. We must admit that our own confidence in a near-term turnaround for economies and stock markets has been shaken, but


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only to the  extent  that the time  frame has been  pushed  back.  Just how long recovery has been deferred is dependent on how the response, to these events by the U.S. and its allies, plays out.
     At the end of the day, anything we might say about how the political and military crisis will be resolved would be pure conjecture on our part. That being said, history does suggest that for investors focused on the long-term, the right thing to do is to sit tight throughout a shock. In recent days, the press has published many articles looking back through history validating this strategy. While no two shocks are ever the same, perhaps the lead up to the Gulf War crisis is somewhat similar to the present circumstances. In that case, markets recovered very quickly after the event.
     We have not made any material changes to the Fund's portfolio either in the lead up to the events of September 11th or in the immediate aftermath. The bottom line for us is that stock markets today have fundamental attractions. It should be borne in mind that most of the major markets are off some 30% since the start of 2001 so a lot of bad news has already been priced in. Added to this, interest rates have fallen sharply and thus the statistical valuation of equity markets has improved dramatically over this period. We may indeed see equity prices fall even further in the short term but fundamentally, we believe in the equities in which the Fund has invested.
     The investing environment both internationally and in Ireland remains challenging with declining economic growth and the aformentioned difficulties in the technology and telecommunications industries. It is our intention to continue to reposition the New Ireland Fund as a vehicle that focuses on Irish growth companies while protecting net asset value.

Sincerely,

/S/ SIGNATURE
PETER HOOPER

Peter Hooper
Chairman of the Board



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                 PORTFOLIO BY MARKET SECTOR AS OF JULY 31, 2001
                           (PERCENTAGE OF NET ASSETS)



                                [GRAPHICOMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Telecommunications                                   8.76
         Technology                                           0.76
         Publishing and Printing                              1.58
         Computer Software and Services                       7.44
         Construction and Buillding Materials                 15.60
         Consumer Goods                                       11.43
         Pharmaceuticals                                      15.08
         Paper and Paper Products                             1.15
         Hotels and Resorts                                   4.81
         Food and Beverages                                   14.87
         Financial                                            13.27
         Transportation                                       4.39
         Other Assets                                         0.86


                 TOP TEN HOLDINGS BY ISSUER AS OF JULY 31, 2001

HOLDING                    SECTOR                              % OF NET ASSETS
-------                    ------                              ---------------
CRH                        Construction and Building Materials        12.53%
Allied Irish Banks         Financial                                  12.00%
Kerry Group, Series A      Food and Beverages                         11.34%
Elan Corporation PLC-ADR   Pharmaceuticals                            10.20%
Galen Holdings             Pharmaceuticals                             4.88%
Jury's Doyle Hotel Group   Hotels and Resorts                          4.82%
Ryanair Holdings           Transportation                              4.39%
United Drug                Consumer Goods                              4.31%
ICON-ADR                   Consumer Goods                              4.01%
IONA Technologies-ADR      Computer Software and Services              3.43%



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THE NEW IRELAND FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


July 31, 2001                                         Shares           Value
--------------------------------------------------------------------------------

IRISH COMMON STOCKS (94.26%)
COMPUTER SOFTWARE AND SERVICES (7.44%)
   Datalex Corporation*                               157,500   U.S.  $ 149,625
   Datalex Corporation-ADR*
     (One ADR Represents Two Ordinary Shares)*        345,000           589,950
   IONA Technologies-ADR*                             154,300         2,661,675
   Spectel Group Limited(DAGGER)(DAGGER)            1,520,248         2,137,812
   Trintech Group-ADR*                                110,000           239,649
                                                                    -----------
                                                                      5,778,711
                                                                    -----------
CONSTRUCTION AND BUILDING MATERIALS (15.60%)
   CRH                                                570,577         9,734,925
   Kingspan                                           800,000         2,379,867
                                                                    -----------
                                                                     12,114,792
                                                                    -----------
CONSUMER GOODS (11.43%)
   DCC                                                250,000         2,417,052
   ICON-ADR*                                           85,000         3,113,550
   United Drug                                        287,500         3,345,594
                                                                    -----------
                                                                      8,876,196
                                                                    -----------
FINANCIAL (13.27%)
   Allied Irish Banks                                 877,688         9,322,719
   FBD Holdings                                       260,000           985,020
                                                                    -----------
                                                                     10,307,739
                                                                    -----------
FOOD AND BEVERAGES (14.87%)
   Fyffes                                           1,635,000         1,673,737
   Greencore                                          452,568         1,069,132
   Kerry Group, Series A                              705,000         8,808,482
                                                                    -----------
                                                                     11,551,351
                                                                    -----------
HOTELS AND RESORTS (4.81%)
   Jury's Doyle Hotel Group                           431,792         3,740,189
                                                                    -----------
PAPER AND PAPER PRODUCTS (1.15%)
   Smurfit Group                                      435,840           892,332
                                                                    -----------
PHARMACEUTICALS (10.20%)
   Elan Corporation PLC-ADR*                          137,250         7,926,187
                                                                    -----------
PUBLISHING AND PRINTING (1.58%)
   Independent News & Media                           578,142         1,229,206
                                                                    -----------


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THE NEW IRELAND FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


July 31, 2001                                         Shares            Value
--------------------------------------------------------------------------------

TECHNOLOGY (0.76%)
   Horizon Technology*                                609,817   U.S.$   586,916
                                                                    -----------
TELECOMMUNICATIONS (8.76%)
   Conduit PLC - Registered S GDR*                    125,000           601,529
   Eircom                                           2,150,000         2,501,922
   Parthus Technologies*                            1,825,000         1,469,572
   Twelve Horses Ltd.(DAGGER)(DAGGER)                 625,000                 0
   Vodafone Group                                   1,018,885         2,229,015
                                                                    -----------
                                                                      6,802,038
                                                                    -----------
TRANSPORTATION (4.39%)
   Ryanair Holdings*                                  325,000         3,412,309
                                                                    -----------
TOTAL IRISH COMMON STOCKS
(Cost $62,482,511)                                                   73,217,966
                                                                    -----------
UNITED KINGDOM COMMON STOCKS (4.88%)
PHARMACEUTICALS (4.88%)
   Galen Holdings                                     354,419         3,788,417

TOTAL INVESTMENT BEFORE FOREIGN CURRENY ON DEPOSIT
(Cost $65,064,590)                                              U.S.$77,006,383
                                                                    -----------

                                                      FACE
FOREIGN CURRENCY ON DEPOSIT (0.78%)                   VALUE
   (Interest Bearing)                                -------
   British Pounds Sterling           (POUND STERLING) 196,609   U.S.$   280,209
   Euro                                        (EURO) 369,718           323,485
                                                                    -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $596,090)**                                                    603,694
                                                                    -----------
TOTAL INVESTMENTS (99.92%)
   (Cost $65,660,680)                                           U.S.$77,610,077

OTHER ASSETS AND LIABILITIES (0.08%)                                     61,958
                                                                    -----------
NET ASSETS (100.00%)                                            U.S.$77,672,035
                                                                    -----------

-------------------------------

*    Non-income producing security.

**   Foreign currency held on deposit at the Bank of Ireland.

(DAGGER) Not readily marketable.

(DAGGER)(DAGGER)Not readily marketable and non-income producing security.

ADR -   American Depository Receipt traded in U.S. dollars
GDR -   Global Depository Receipt traded in U.S. dollars


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                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - President & DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                     Salomon Brothers Asset Management Inc.
                            Seven World Trade Center
                            New York, New York 10048

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland
                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005
                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                           Philadelphia, PA 19103-7042

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEB SITE ADDRESS:
                             www.newirelandfund.com
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IR-QTR07/01